Exhibit 10.5

                                                                  EXECUTION COPY
                                                                  --------------

                                ESCROW AGREEMENT
                                ----------------

         This Escrow Agreement (this "Agreement") is made and entered into this 24th day of August, 1999 (the "Effective Date"), by and among Frederick Brewing Co., a Maryland corporation (the "Company"), Key Trust Company, N.A. (the "Escrow Agent"), Kevin Brannon ("Brannon") and Marjorie McGinnis ("McGinnis") (Brannon and McGinnis, together, are the "Consultants").

                                    Recitals
                                    --------

         A. The Company and Brannon have entered into a Transition Agreement, dated as of August 24, 1999 (the "Brannon Transition Agreement"), attached hereto as Exhibit A.

         B. The Company and McGinnis have entered into a Transition Agreement, dated as of August 24, 1999, (the "McGinnis Transition Agreement"), attached hereto as Exhibit B (the Brannon Transition Agreement and the McGinnis Transition Agreement are, collectively, the "Transition Agreements").

         C. Capitalized terms used in this Agreement but not defined are used in this Agreement as defined in the Transition Agreements.

         D. In connection with the Transition Agreements, the Company and the Consultants have agreed that the aggregate sum of $295,000 (as decreased by any disbursements or losses on investments, the "Escrow Fund"), $150,000 with respect to Brannon under the Brannon Transition Agreement (as decreased by any disbursements or losses on investments, the "Brannon Escrow Fund") and $145,000 with respect to McGinnis under the McGinnis Transition Agreement (as decreased by any disbursements or losses on investments, the "McGinnis Escrow Fund"), shall be deposited by the Company with the Escrow Agent to be held and disbursed by the Escrow Agent subject to the terms and conditions set forth in this Agreement.

         NOW THEREFORE, in consideration of the foregoing and of the mutual covenants set forth in this Agreement, the parties to this Agreement agree as follows:

         1. Appointment of Escrow Agent. Company and Consultants hereby appoint and designate the Escrow Agent as the escrow agent for the purposes set forth in this Agreement, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth in this Agreement. Notwithstanding the references in this Agreement to the Transition Agreements, Company and Consultants acknowledge that the Escrow Agent is not a party to either of the Transition Agreements for any purpose and is not responsible for the interpretation or enforcement of such Transition Agreements.

         2. Establishment of Escrow. Upon the Effective Date, Company shall deposit the Escrow Fund with the Escrow Agent. The Escrow Agent shall hold and, subject to the terms


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and conditions of this Agreement, disburse the Escrow Fund as permitted by
Section 4.2 of this Agreement in accordance with the terms and conditions of this Agreement. Any and all income earned on the Escrow Fund will not be deemed to become part of the Escrow Fund and must be disbursed directly to Company in accordance with Section 4.3 of this Agreement.

         3. Investment of Funds. Except as the Company and the Consultants may from time to time jointly instruct the Escrow Agent in writing, the Escrow Fund will be invested from time to time, to the extent possible, in United States Treasury bills having a remaining maturity of 90 days or less and repurchase obligations secured by such United States Treasury Bills (or an investment fund maintained by Escrow Agent for the purpose of investing in such securities), with any remainder being deposited and maintained in a money market deposit account, namely the Victory U.S. Government Obligation Money Market Fund, with Escrow Agent, until disbursement of the entire Escrow Fund. The Escrow Agent is authorized to liquidate in accordance with its customary procedures any portion of the Escrow Fund consisting of investments to provide for payments required to be made under this Agreement. Escrow Agent shall provide Company with a written report, at least once a quarter, detailing the investment activity in, and the performance of, the Escrow Fund ("Income Report")

         4. Escrow Claims and Distributions.

                  4.1 Claims for Losses. (a) From and after the Effective Date, the Company shall be entitled to reimbursement out of the Escrow Fund for any and all liabilities, damages, costs, attorneys' fees and other expenses incurred by the Company as a result of any breach by a Consultant of his or her Transition Agreement.

                           (b) If the Company desires to assert a claim for
reimbursement pursuant to Section 4.1 (a) of this Agreement (a "Claim"), the Company shall deliver a certificate signed by an officer of the Company (a "Claim Notice") to Escrow Agent and the relevant Consultant specifying in reasonable detail the nature and dollar amount of such Claim. Company may make more than one claim with respect to any underlying set of facts. The Company shall provide to the Consultant against whom a Claim is asserted (the "Claimant") as promptly as practical thereafter all information and documentation reasonably requested by such Claimant to verify the Claim asserted. If the Claimant objects to the Claim, Claimant shall, within the 30 days of receiving such Claim Notice, deliver to Company and Escrow Agent a written notice to such effect (an "Objection Notice"), and Company and Claimant shall, within the 30-day period beginning on the date of receipt by Company of such Objection Notice (the "Objection Period"), attempt in good faith to agree upon the rights of the respective parties with respect to such Claim. If during the Objection Period, the Company and the Claimant reach an agreement on their respective rights with respect to the Claim, the Company and the Claimant shall promptly prepare and sign a memorandum setting forth such agreement (a "Memorandum Agreement"). If no agreement is reached, at the end of the Objection Period, the Company may commence a cause of action in any court having competent jurisdiction over claims under this Agreement with respect to the Brannon Escrow Fund and/or the McGinnis Escrow Fund, as the case may be. For purposes of this Agreement, the amounts set forth in (i) Claims specified in any Claim Notice to which the Claimant has not objected by delivering an Objection Notice to Company and the Escrow Agent within 30 days after Claimant's receipt of such Claim Notice, (ii) Claims covered by a Memorandum of Agreement and (iii) Claims, the validity and amount of which have been

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



determined by a final, non-appealable judgment by a court of competent jurisdiction (a "Valid Judgment") are, collectively, the "Reimbursement Amounts."

                  4.2. Escrow Funds Distribution. (a) If Company gives notice to the Claimant and the Escrow Agent in the form attached hereto as Exhibit C (the "Payment Request") certifying that a Reimbursement Amount has been determined in accordance with Section 4.1(b) and specifying the dollar amount payable to Company, then the Escrow Agent promptly shall pay to Company and/or the McGinnis Escrow Fund, as the case may be, from the Escrow Fund in immediately available funds to an account specified by Company the lesser of (i) such Reimbursement Amount and (ii) the aggregate amount of the Brannon Escrow Fund and/or the McGinnis Escrow Fund, as the case may be.

                  (b) If Company, on the one hand, and Brannon or McGinnis, as the case may be, on the other hand, give notice in the form attached hereto as Exhibit D (the "Termination Notice") to Escrow Agent that the Brannon Transition Agreement or the McGinnis Transition Agreement, as the case may be, has expired or has been terminated pursuant to Section 6.1(a) or 6.1(d) of their respective Transition Agreement, then:

                           (i) in the case of Brannon, promptly after the Escrow
Agent's receipt of the Termination Notice or if such date is prior to January 1, 2000, then on January 4, 2000 (the "First Payout Date"), the Escrow Agent shall distribute to Brannon an amount equal to $100,000 in cash less (X) any Reimbursement Amounts previously paid to Company pursuant to a Payment Request relating to Brannon and (Y) any Holdback Amounts relating to Brannon; or

                           (ii) in the case of McGinnis, promptly after the
First Payout Date, the Escrow Agent shall distribute to McGinnis an amount equal to $95,000 in cash less (X) any Reimbursement Amounts previously paid to Company pursuant to a Payment Request relating to McGinnis and (Y) any Holdback Amounts relating to McGinnis; or and

                  (c) Six months after the date of the Escrow Agent's receipt of the Termination Notice with respect to the relevant Consultant, or if such date is prior to January 1, 2001, then on January 4, 2001 (the "Second Payout Date"), the Escrow Agent shall distribute to such Consultant an amount equal to $50,000 in cash less (X) any Reimbursement Amounts previously paid to Company pursuant to a Payment Request relating to such Consultant and not adjusted for on the First Payout Date and (Y) any Holdback Amounts. For purposes of this Agreement, "Holdback Amount" means, with respect to the First Payout Date and the Second Payout Date, the aggregate amount, if any, of (A) Claims specified in any Claim Notice delivered on or prior to the First Payout Date or the Second Payout Date, as the case may be, which Claims have not yet been determined to be Reimbursement Amounts pursuant to clause (i) or (ii) of the definition thereof or the validity and amount of which has not yet been determined to be a Valid Judgment as contemplated by clause (iii) of the definition of Reimbursement Amount and (B) all Reimbursement Amounts with respect to which, Company has not received payment as of the First Payout Date or the Second Payout Date, as the case may be.

                  (d) If Company and Brannon or Company and McGinnis, as the case may be, give notice in the form set forth on Exhibit E ("Holdback Notice"), specifying that all or a portion of any Holdback Amount has been determined not to be a Reimbursement Amount, then the Escrow Agent promptly shall pay such amount to Brannon or McGinnis, as the case may be.


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


                  (e) Escrow Agent will not be responsible for determining or calculating amount(s) to be disbursed from the Escrow Fund. Escrow Agent will disburse amount(s) only upon receipt of written directions from Company and/or Consultants.

         4.3 Income Distribution. Promptly after the end of each fiscal quarter falling within the term of this Agreement (e.g., September 30, December 31, March 31 and June 30), the Escrow Agent shall distribute all income earned on the Escrow Fund to Company in immediately available funds to the account specified by Company along with the Income Report; provided that, any remaining income earned on the Escrow Fund promptly must be disbursed to Company on the later of (a) the Second Payout Date or (b) the payment of any Holdback Amounts pursuant to Section 4.2.

         4.4 Termination. This Escrow Agreement terminates when the Escrow Fund has been fully distributed pursuant to Section 4.

         5. Escrow Agent Compensation. The Escrow Agent is to be compensated in accordance with the fee schedule attached to this Agreement as Exhibit F for the performance of its duties under this Agreement (the "Escrow Fees").

         6. Obligations and Liabilities of the Escrow Agent. (a) The Escrow Agent has no duties or obligations other than those specifically set forth in this Agreement.


                  (b) The Escrow Agent is not responsible in any manner whatsoever for any failure or inability of any party other than the Escrow Agent to honor any of the provisions of this Agreement.

                  (c) The Escrow Agent is fully protected in acting or refraining from acting upon and relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document that the Escrow Agent in good faith reasonably believes to have been signed or presented by the proper party or parties.

                  (d) The Escrow Agent will not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith or for any mistake in fact or law or for anything that it may do or refrain from doing in connection with this Agreement, except for its own negligence, willful misconduct or act of bad faith.

                  (e) The Escrow Agent may consult with, and obtain advice from, legal counsel in the event of any dispute or construction of any of the provisions of this Agreement or its duties under this Agreement, and the Escrow Agent will incur no liability and will be fully protected in acting or refraining from acting in good faith in accordance with the opinion and instruction of such counsel.

         7. Automatic Succession; Resignation and Removal of Escrow Agent. (a) Any company into which the Escrow Agent may be merged or with which it may be consolidated or any company to whom Escrow Agent may transfer a substantial amount of its global escrow business, will be the successor to the Escrow Agent without the execution or filing of any paper or further act on the part of any parties, notwithstanding anything in this Agreement to the contrary.

                  (b) The Escrow Agent may resign as Escrow Agent at any time, with or without cause, by giving written notice to Company and Consultants, such resignation to be effective 30 calendar days following the date such notice is given. In addition, Company and Consultants jointly may remove the Escrow Agent as escrow agent at any time with or without cause by an instrument (which may be executed in counterparts), given to the Escrow Agent, which instrument must designate the effective date of such removal. If any such resignation or removal occurs, a successor escrow agent will be appointed by Company and Consultants. Any such successor escrow agent shall deliver to Company and Consultants a written instrument accepting such appointment and upon such delivery it will succeed to all of the rights and duties of the escrow agent under this Agreement and will be entitled to receive the Escrow Fund.

                  (c) If Company and Consultants are unable to agree upon a successor escrow agent or have failed to appoint a successor escrow agent prior to the expiration of 30 calendar days following the date of the notice of resignation or removal, the then acting escrow agent shall petition any court of competent jurisdiction for the appointment of a successor escrow agent or other appropriate relief; and any such resulting appointment will be binding upon all of the parties to the Agreement.

                  (d) Upon acknowledgment by any successor escrow agent of the receipt of the Escrow Fund, the then replaced escrow agent will be fully relieved of all duties, responsibilities and obligations under this Agreement except with respect to actions previously taken or omitted by such Escrow Agent.

         8. Indemnification of Escrow Agent. In partial consideration of the Escrow Agent's acceptance of this appointment, Company and Consultants jointly and severally shall indemnify and hold the Escrow Agent harmless as to any liability incurred by it to any Person by reason of its having accepted such appointment or in carrying out the terms of this Agreement and shall reimburse the Escrow Agent for all of its reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by reason of any matter as to which an indemnity is paid. Notwithstanding the foregoing, no indemnity need be paid in case of the Escrow Agent's gross negligence, willful misconduct or willful breach of this Agreement.

         9. Notices. All notices must be in writing and will be deemed to have been duly given when delivered in person or when dispatched by facsimile transfer (confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the following address:



                  (a) If to Company:

                      Frederick Brewing Co.
                      4607 Wedgewood Boulevard
                      Frederick, Maryland 21703
                      Telecopy No: (301)694-2971
                      Attention: C. David Snyder


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



                      with a copy to:

                      Jones, Day, Reavis & Pogue
                      North Point
                      901 Lakeside Avenue
                      Cleveland, Ohio 44114
                      Attention: Patrick J. Leddy
                      Telecopy No: (216) 579-0212

                  (b) If to Brannon:

                      Kevin E. Brannon
                      125 W. 2nd Street
                      Frederick, Maryland 21701


                  (c) If to McGinnis:

                      Marjorie A. McGinnis
                      125 W. 2nd Street
                      Frederick, Maryland 21701


                  (d) If to Escrow Agent:

                      Key Trust Company, N.A.
                      127 Public Square - 15th Floor
                      Cleveland, OH 44114
                      Attn: Terrence J. Stone
                            Escrow Dept.
                      Phone: (216) 689-3226
                      Telecopy No: (216) 689-3777



         11. Binding Effect. This Agreement is binding and inures to the benefit of the parties and their respective successors and assigns.

         12. Assignment. This Agreement may not be assigned or transferred except upon a written agreement executed by each of the parties to this Agreement.

         13. Third Party Beneficiaries. Nothing in this Agreement is intended or will be construed to confer on any Person other than the parties or their successors and assigns any rights or benefits under this Agreement.

         14. Headings. The headings in this Agreement are intended solely for the convenience of reference and will be given no effect in the construction or interpretation of this Agreement.

         15. Exhibits. The Exhibits are deemed to be a part of this Agreement.

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



         16. Counterparts. This Agreement may be executed in multiple counterparts, each of which will be deemed an original, and all of which together will constitute one and the same document.

         17. Governing Law. This Agreement must be governed by and construed under Ohio law, without regard to conflict of laws principles.

         18. Amendment. No amendment of this Agreement is binding unless made in a written instrument that specifically refers to this Agreement and is signed by Company, Consultants and the Escrow Agent.

         19. Entire Agreement. This Agreement contains the entire understanding among the parties and supersedes any prior understanding and agreements between them, in each case respecting this subject matter. There are no representations, agreements or understandings, oral or written, between or among the parties to this Agreement relating to the subject matter of this Agreement that are not fully expressed in this Agreement.

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

         IN WITNESS WHEREOF AND INTENDING TO BE LEGALLY BOUND, Company, the Escrow Agent and Consultants have executed this Agreement as of the Effective Date.





                                      FREDERICK BREWING CO.

                                      By: /s/ C. David Snyder
                                          ---------------------------
                                          Name: C. David Snyder
                                          Title: Chairman and CEO


                                      Key Trust Company, N.A., as Escrow Agent


                                      By: /s/ Terrence J. Stone
                                          ---------------------------
                                          Name Terrence J. Stone
                                          Title: Vice President


                                      /s/ Kevin E. Brannon
                                      -------------------------------
                                      Kevin E. Brannon


                                      /s/ Marjorie McGinnis
                                      -------------------------------
                                      Marjorie McGinnis

                                    EXHIBIT A
                                    ---------

                          BRANNON TRANSITION AGREEMENT

                                                                  EXECUTION COPY
                                                                  --------------

                              TRANSITION AGREEMENT
                              --------------------

         THIS TRANSITION AGREEMENT (this "Agreement"), is entered into as of this 24th day of August, 1999 (the "Effective Date"), by and between KEVIN E. BRANNON, an individual (the "Consultant"), and Frederick Brewing Co., a Maryland corporation (the "Company").

         WHEREAS, the Company engages in the business of operating a brewery, which manufactures, packages and sells malt and non-malt based beverages (the "Company's Business").

         WHEREAS, the Company wishes to retain Consultant to perform certain consulting and transition services for the Company and to advise the Company with respect to the Company's Business under the terms and conditions set forth in this Agreement.

         WHEREAS, the Consultant is currently employed by the Company pursuant to an Employment Agreement, dated December 9, 1995 ("1995 Agreement"), and it is the desire of the Consultant and the Company that this Agreement supersede in its entirety and replace the 1995 Agreement, as of the date first written above.

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth below, and upon the terms and subject to the conditions contained in this Agreement, the Consultant and the Company agree as follows:

         Section 1. Definitions.

         1.1 Affiliates. "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified or, directly or indirectly, is related to or otherwise associated with any such Person.

         1.2 Company. "Company" includes the Company's subsidiaries, divisions and Affiliates, including, without limitation, Crooked River Brewing Company, LLC ("Crooked River"), Royal Brewing, L.L.C. ("Royal"), and Snyder International Brewing Group, LLC, as they may exist from time to time.

         1.3 Confidential Information. "Confidential Information" means information that constitutes a trade secret under the Uniform Trade Secrets Act or that otherwise is not generally known to the public and that is developed, owned or obtained by the Company, including, without limitation, information developed by Consultant in the course of performing service to the Company, the Company's technical information, marketing and financial information, customer and prospective customer information, sales information and product and production information.

         1.4 Person. "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including, without limitation, a government or political subdivision or an agency or instrumentality of a government or political subdivision.

         1.5 Restricted Territory. "Restricted Territory" means:

                  (a) the geographic area within a 100 mile radius of the Company's brewery in Frederick, Maryland;

                  (b) the geographic area within a 100 mile radius of Crooked River's brewery in Cleveland, Ohio; and

                  (c) the geographic area within a 100 mile radius of Royal's operations in Cincinnati, Ohio.

         1.6 Work Product. "Work Product" means any and all promotional and advertising materials, catalogs, brochures, plans, customer lists, supplier lists, manuals, handbooks, equipment and parts lists, dealer and distributor lists, inventions, discoveries, improvements, trade secrets, secret processes and any technology, know-how or intellectual property made or developed or conceived of by Consultant, in whole or in part, alone or with others, which results from any work he may do for, or at the request of, the Company or which relates to the business, operations, activities, research, investigations or obligations of the Company.

         Section 2. Retention, Services and Compensation.

         2.1 Term. The Consultant shall provide the Consulting Services (as defined in Section 2.2) to the Company for a term of six months beginning on the Effective Date of this Agreement, unless sooner terminated pursuant to the provisions of this Agreement (the "Term").

         2.2. Consulting Services

                  (a) Consulting Services. The Company retains Consultant to furnish the Company with consulting services ("Consulting Services") as designated by (i) the Chief Executive Officer of the Company or (ii) any other Person designated by the board of directors of the Company. Consultant shall perform all Consulting Services on behalf of the Company in a timely, diligent and professional manner in accordance with the highest commercial industry standards.

                  (b) Schedule and Location. Consultant will perform the Consulting Services on a full-time basis. The Consultant shall render the Consulting Services during the Term in accordance with such policies as the Company may establish. The Consultant shall provide the Consulting Services in Frederick, Maryland and may travel to such other places in the United States and elsewhere as the Chief Executive Officer or the Board of Directors of the Company so directs from time to time as needed.

                  (c) Exclusivity. Without limiting the generality of the foregoing, during the Term, the Consultant shall not, without the prior written approval of the Board of

Directors of the Company, render services of a business, professional or commercial nature for compensation or otherwise to any Person if the rendering of such services would interfere with the Consultant performing the Consulting Services hereunder.

                  (d) Documentation. In connection with the provision of Consulting Services, Consultant shall provide to the Company, upon the Company's request: (i) any and all information, documents and other materials relating to the Consulting Services; and (ii) oral or written reports regarding the progress of the Consulting Services rendered.

                  (e) No Use of Others' Rights. Consultant represents and warrants that Consultant can perform the Consulting Services, independent of any confidential and proprietary information owned by a third party, including, without limitation, patents, copyrights, trademarks, trade secrets, service marks, trade names, slogans, logos, copyrights, designs, sketches, ideas, persona, images (e.g., photographs, computerized graphics, etc.) and/or publicity rights.

         2.3 Consulting Fee; Expense Reimbursement. During the Term, the Company shall pay Consultant an aggregate amount of $63,000, in regular installments in accordance with the Company's employee payroll policies in effect from time to time. The Company shall reimburse Consultant for his reasonable direct out-of-pocket expenses incurred in performing the Consulting Services; provided that, the Company has approved such expenses in writing in advance. Except as provided in this Section 2.3, the Consultant shall not be entitled to receive any benefits, or other amounts provided to employees of the Company.

         2.4 Independent Contractor.

                  (a) Consultant is and will at all times be and remain an independent contractor. Consultant is free to exercise Consultant's own judgment as to the manner and method of providing the Consulting Services to the Company, subject to applicable law and requirements reasonably imposed by the Company.

                  (b) Consultant acknowledges and agrees that Consultant will not be treated as an employee for purposes of federal, state and/or local income tax withholding, and unless otherwise specifically provided by law, for purposes of the Federal Insurance Contributions Act, the Social Security Act, the Federal Unemployment Tax Act, or any Workers Compensation law of any state, and for purposes of benefits provided to employees of the Company under any employee benefit plan.

                  (c) Consultant acknowledges and agrees that as an independent contractor, Consultant is required to pay any applicable taxes on the fees paid to Consultant. Consultant shall indemnify, hold harmless and defend the Company for all tax and other liabilities (including, without limitation, reasonable attorneys' fees) arising out of or relating to Consultant's failure to report and pay all employment income taxes or other taxes due on taxable amounts paid to or on behalf of Consultant by the Company.

         Section 3. Non-Competition.

         3.1 Trade Secrets and Confidential Information. Consultant acknowledges and agrees that any Confidential Information gained by Consultant while providing Consulting Services hereunder or during his prior employment with the Company has been developed by the Company through substantial expenditures of time and money and constitutes valuable and unique property of the Company. Consultant further understands and agrees that the foregoing makes it necessary for the protection of the Company's Business that Consultant not compete with the Company during the Term and not compete with the Company for a reasonable period after the Term, as further provided in the following sections.

         3.2 Non-Competition During Employment. During the Term, Consultant shall not and shall cause each of his Affiliates not to, in any of the United States of America, Puerto Rico, the Virgin Islands, Canada or any other country in the world:

                  (a) enter into or engage in any business that competes with the Company's Business;

                  (b) solicit, divert, entice or otherwise take away any wholesale customers, former wholesale customers, active prospects, business, patronage or orders of the Company or attempt to do so; or

                  (c) promote or assist, financially or otherwise, any Person, engaged in any business that competes with the Company's Business.

         3.3 Non-Competition After Employment. For a period of two years following the termination of this Agreement or expiration of the Term of this Agreement, Consultant shall not and shall cause each of his Affiliates not to:

                  (a) enter into or engage in any business that competes with the Company's Business within the Restricted Territory;

                  (b) solicit, divert, entice or otherwise take away any wholesale customers, former wholesale customers, active prospects, business, patronage or orders of the Company within the Restricted Territory or attempt to do so; or

                  (c) promote or assist, financially or otherwise, any Person engaged in any business that competes with the Company's Business within the Restricted Territory.

         3.4 Tolling of Covenants. If it is judicially determined that Consultant has violated any of his obligations under Section 3.3, then the period applicable to each obligation that Consultant has been determined to have violated automatically will be extended by a period of time equal in length to the period during which such violation(s) occurred.

         3.5 Non-solicitation. Consultant shall not, and shall cause each of his Affiliates not to, directly or indirectly, at any time solicit, induce or attempt to solicit or induce any employee, representative or agent of the Company to terminate his or its employment, representation or other association with the Company.


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

         3.6 Non-Competition - Direct or Indirect. Consultant will be in violation of Sections 3.2, 3.3 and 3.5 if he engages in any or all of the activities set forth in those sections directly as an individual on his own account, or indirectly for any other Person and whether as partner, joint venturer, employee, agent, salesperson, consultant, officer or director of any Person or as an equity holder of any Person in which Consultant or Consultant's spouse, child or parent owns, directly or indirectly, any of the outstanding equity interests.

         Section 4. Development of Inventions, Improvements or Know-How.

                  (a) Disclosure Obligation. Consultant and his heirs, assigns and representatives shall disclose fully and promptly to the Company any and all Work Product, including, without limitation, any and all facts known to him or them reflecting such Work Product, such as any and all test data, findings, designs, formulas and processes.

                  (b) Assignment. All Work Product is deemed a "work for hire" in accordance with the U.S. Copyright Act and is owned exclusively by the Company. If, and to the extent, any of the Work Product is not considered a "work for hire," Consultant shall, without further compensation, assign to the Company and does hereby assign to the Company, Consultant's entire right, title and interest in and to all Work Product. At the Company's expense and at the Company's request, Consultant shall provide reasonable assistance and cooperation, including, without limitation, the execution of documents in order to obtain, enforce and/or maintain the Company's proprietary rights in the Work Product throughout the world. Consultant appoints the Company as its agent and grants the Company a power of attorney for the limited purpose of executing all such documents.

                  (c) Publication. Consultant shall not publish or submit for publication, or otherwise disclose to any Person other than the Company, any data or results from the Consulting Services on behalf of the Company without the prior written consent of the Company.

         Section 5. Non-Disclosure. The Consultant shall keep in strict confidence, and shall not, directly or indirectly, at any time, during or after the Term, disclose, furnish, disseminate, make available or, except in the course of performing the Consulting Services under this Agreement, use any Confidential Information, without limitation as to when or how the Consultant may have acquired such information. The Consultant specifically acknowledges that: (a) the Confidential Information, whether reduced to writing, maintained on any form of electronic media, or maintained in the mind or memory of the Consultant and whether compiled by the Company or the Consultant derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use;
(b) reasonable efforts have been put forth by the Company to maintain the secrecy of such information; (c) such information is and will remain the sole property of the Company; and (d) any retention and use of the Confidential Information during or after the Term will constitute a misappropriation of the Company's trade secrets.

         Section 6. Termination

         6.1 Right to Terminate.

                  (a) Death or Disability. This Agreement will terminate upon the Consultant's death or Disability. "Disability" means an illness or incapacity (mental or physical) of a character, nature, degree or effect that renders the Consultant incapable of performing substantially all of his duties to the Company under this Agreement for 60 consecutive days.

                  (b) Cause. The Company has the right to terminate this Agreement for cause effective immediately upon written notice to the Consultant. The term "cause" means Consultant's conviction of, or Consultant's entering of a guilty plea with respect to, a felony. Termination pursuant to this Section 6.1(b) shall not be in limitation of any other right or remedy the Company may have against the Consultant, and following termination pursuant to this Section 6.1(b), the Consultant shall remain liable to the Company for any damages caused by the foregoing.

                  (c) By Consultant. The Consultant has the right to terminate this Agreement at any time for any reason not specified in this Section 6.1 upon 45 days prior written notice to the Company.

         6.2 Rights and Obligations of Consultant Upon Termination or
Expiration.

                  (a) Payment Obligation. Upon the termination by the Company of this Agreement pursuant to Section 6.1(b), the Company will have no further obligation to the Consultant under this Agreement except to distribute to the Consultant compensation due pursuant to Section 2.3 up to the date of termination.

                  (b) Post-Term Benefits. Upon termination by the Company of this Agreement pursuant to Section 6.1(a) or termination by the Consultant of this Agreement pursuant to Section 6.1(c) or the expiration of the Term, the Company shall, subject to the terms of the Escrow Agreement (as defined below), pay to the Consultant or, in the case of termination pursuant to Section 6.1(a), to the Consultant's executors, legal representatives or heirs (i) on the effective termination date or the effective expiration date, as the case may be, unless such date is prior to January 1, 2000, in which case, on January 4, 2000, a payment of $100,000 in cash and (ii) six months after the effective termination date or the effective expiration date, unless such date is prior to January 1, 2001, in which case, on January 4, 2001, as the case may be, a payment of $50,000 in cash. As a condition to receipt of each such payment, the Consultant (or a duly authorized representative of Consultant in the case of death or Disability) must execute a release in substantially the form of the release set forth in Section 6.2(d) below. On the date hereof, the Company shall deposit $150,000 in cash in escrow pursuant to the terms of the Escrow Agreement attached hereto as Exhibit A (the "Escrow Agreement").

                  (c) Return or Destruction. Upon termination of this Agreement or expiration of the Term, Consultant shall not remove from the premises any property of the Company including, without limitation, any Confidential Information, and shall return promptly, in good condition, all property of the Company, including, without limitation, all tangible embodiments of the Confidential Information in the Consultant's possession, custody or control.

If such items are not so returned, the Company will have the right to charge the Consultant for all reasonable damages, costs, attorneys' fees and other expenses incurred in searching for, taking and/or recovering such property.

                  (d) Release of Company by Consultant. Upon execution of this Agreement, Consultant, for himself and his dependents, successors, assigns, heirs, executors, administrators, legal representatives and affiliates (the "Consultant Group"), hereby releases and discharges forever, irrevocably and unconditionally, the Company, as well as its successors, assigns, subsidiaries and affiliates and their respective officers, directors, agents, employees, consultants, counsel and shareholders and any of its employee benefit plans (as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended) (collectively, the "Company's Released Parties") from, against and with respect to any and all claims, actions, causes of action, suits, proceedings, losses, damages, rights or demands of every kind and nature whatsoever, whether at law or in equity, whether known or unknown, foreseen or unforseen, matured or unmatured, absolute or contingent, determined or determinable (collectively, "Claims"), which the Consultant Group has, ever has had, or may hereafter have, against the Company's Released Parties, or any of them individually, at any time on or prior to the date of this Agreement. This release includes, without limitation, (i) any and all tort claims, including, without limitation, claims of harassment and intentional or negligent infliction of emotional distress; (ii) any and all claims of discrimination on any basis, including, without limitation, race, color, national origin, religion, sex, age or disability arising under any federal, state, local, or foreign statute, ordinance, order or law, including the Age Discrimination in Employment Act;
(iii) any and all claims that the Company's Released Parties, jointly or severally, breached any contract, including, without limitation, any consulting agreement or employment agreement, or promise, express or implied, or any term or condition of this Agreement or the Consultant's prior employment with the Company, including, without limitation, any claim of the Consultant for any equity interest in the Company; and (iv) any other claims directly or indirectly related to the Consultant's employment with the Company or retention as a Consultant by the Company.

         Section 7. Indemnification. Set forth on Exhibit B is a list of all the personal guaranties, indemnification agreements and other obligations made by the Consultant in connection with (a) loans, surety bonds, licenses and permits issued to the Company and (b) other obligations of the Company (the "Indemnified Matters"). The Company shall indemnify, defend and hold the Consultant harmless from and against any and all damages, losses, judgments, fines, liabilities, claims, obligations, penalties, costs and expenses (including reasonable attorneys' fees) ("Damages") incurred by Consultant in connection with the Indemnified Matters; provided that, such Damages arise from or relate to events occurring after the Effective Date. Consultant acknowledges and agrees that any Damages incurred by Consultant in connection with the Indemnified Matters that arise from or relate to events occurring before the Effective Date are not subject to any indemnification by the Company and will remain the personal obligations of Consultant.

         Section 8. Miscellaneous.

         8.1 Amendment. This Agreement may be amended only by a writing executed by the parties to this Agreement.

         8.2 Entire Agreement. This Agreement and the other agreements referred to in this Agreement set forth the entire understanding of the parties regarding this subject matter and supersede all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written, between the parties regarding this subject matter, including, without limitation, the 1995 Agreement.

         8.3 Termination of 1995 Agreement. By execution of this Agreement, the 1995 Agreement is hereby terminated and is of no further force and effect. The parties acknowledge and agree that they have no further rights, interests, claims or obligations whatsoever arising out of, or relating to, the 1995 Agreement.

         8.4 Notices. All notices and other communications required or permitted under this Agreement will be in writing and will be deemed to have been duly given when delivered in person or when dispatched by electronic facsimile transfer (confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address specified below:

     If to the Company:

         Frederick Brewing Co.
         4607 Wedgewood Boulevard
         Frederick, Maryland 21703
         Telecopy No: (301) 694-2971
         Attn: C. David Snyder

                  with a copy to:

         Jones, Day, Reavis & Pogue
         North Point
         901 Lakeside Avenue
         Cleveland, Ohio 44114
         Attention: Patrick J. Leddy
         Telecopy No: (216) 579-0212

     If to the Consultant:

         Kevin E. Brannon
         125 W. 2nd Street
         Frederick, Maryland 21701

         8.5 Assignment. This Agreement is binding upon and inures to the benefit of the heirs, successors, representatives and assigns of each party, but no rights, obligations or liabilities of the Consultant under this Agreement will be assignable without the prior written consent of the Company.

         8.6 Governing Law. This Agreement will in all respects be governed by, and construed in accordance with, the laws of the State of Maryland.

         8.7 Severability. Each section and subsection of this Agreement constitutes a separate and distinct provision of this Agreement. It is the intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applicable in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement is adjudicated to be invalid, ineffective or unenforceable, the remaining provisions will not be affected by such adjudication. The invalid, ineffective or unenforceable provision will, without further action by the parties, be automatically amended to effect the original purpose and intent of the invalid, ineffective or unenforceable provision; provided, however, that such amendment will apply only with respect to the operation of such provision in the particular jurisdiction with respect to which such adjudication is made.

         8.8 Waivers. None of the terms of this Agreement will be deemed to be waived or amended by either party unless such a waiver or amendment specifically references this Agreement and is in writing signed by an authorized representative of the party to be bound. Any such signed waiver will be effective only in the specific instance and for the specific purpose for which it was made or given.

         8.9 Headings. The headings in this Agreement are solely for convenience of reference and are not to be given any effect in the construction or interpretation of this Agreement.

         8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.

         8.11 Third Parties. Nothing expressed or implied in this Agreement is intended, or may be construed, to confer upon or give any Person other than the Company and the Consultant any rights or remedies under, or by reason of, this Agreement.

         8.12 Disclosure; Non-Disparagement. During the Term and for two years after such Term, the Consultant shall communicate the contents of this Agreement to any Person that he intends to be employed by, associated with, or a representative of, if such Person is engaged in a business that is competitive with the Company's Business. During and after the Term, neither Consultant nor any Affiliate controlled by Consultant shall publicly or privately disparage the Company, any employee, director or shareholder of the Company or the Company's Business or products.

         8.13 Remedies. Consultant acknowledges that his failure to comply with Sections 3, 4 and 5 of this Agreement will irreparably harm the Company's Business and that the Company will not have an adequate remedy at law in the event of such non-compliance. Therefore, Consultant acknowledges that the Company will be entitled to injunctive relief and/or specific performance without the posting of bond or other security, in addition to whatever other remedies it may have, at law or in equity, in any court of competent jurisdiction against any acts of non-compliance by Consultant under this Agreement.

         8.14 Survival of Certain Obligations. The obligations of the Company and the Consultant set forth in this Agreement that by their terms extend beyond or survive the termination or the expiration of the Term will not be affected or diminished in any way by the termination or the expiration of the Term.

         8.15 Officer Status. Notwithstanding anything in this Agreement to the contrary, the Consultant shall, effective as of the Effective Date, become a Vice President of the Company and shall retain such position and shall continue to be one of the holders of the Company's Maryland liquor license (the "State License") until notified by the Company. The Consultant acknowledges and agrees that he shall have no authority to act for or on behalf of the Company in such position except as expressly provided by the Board of Directors of the Company in writing. The Company agrees to indemnify the Consultant for any Damages suffered or incurred by the Consultant as a result of being one of the holders of the State License.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered by its duly authorized officer, and the Consultant has duly executed and delivered this Agreement, as of the Effective Date.


                                             CONSULTANT

                                             /s/ Kevin E. Brannon
                                             -----------------------------------
                                             Kevin E. Brannon



                                             FREDERICK BREWING CO.

                                             By: /s/ C. David Snyder
                                                 -------------------------------
                                                 Name: C. David Snyder
                                                 Title: Chairman and CEO

                                    EXHIBIT B
                                    ---------

                          McGINNIS TRANSITION AGREEMENT

                                                                  EXECUTION COPY
                                                                  --------------

                              TRANSITION AGREEMENT
                              --------------------

         THIS TRANSITION AGREEMENT (this "Agreement"), is entered into as of this 24th day of August, 1999 (the "Effective Date"), by and between MARJORIE A. MCGINNIS, an individual (the "Consultant"), and Frederick Brewing Co., a Maryland corporation (the "Company").

         WHEREAS, the Company engages in the business of operating a brewery, which manufactures, packages and sells malt and non-malt based beverages (the "Company's Business").

         WHEREAS, the Company wishes to retain Consultant to perform certain consulting and transition services for the Company and to advise the Company with respect to the Company's Business under the terms and conditions set forth in this Agreement.

         WHEREAS, the Consultant is currently employed by the Company pursuant to an Employment Agreement, dated December 9, 1995 ("1995 Agreement"), and it is the desire of the Consultant and the Company that this Agreement supersede in its entirety and replace the 1995 Agreement, as of the date first written above.

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth below, and upon the terms and subject to the conditions contained in this Agreement, the Consultant and the Company agree as follows:

         Section 1. Definitions.

         1.1 Affiliates. "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified or, directly or indirectly, is related to or otherwise associated with any such Person.

         1.2 Company. "Company" includes the Company's subsidiaries, divisions and Affiliates, including, without limitation, Crooked River Brewing Company, LLC ("Crooked River"), Royal Brewing, L.L.C. ("Royal"), and Snyder International Brewing Group, LLC ("SIBG"), as they may exist from time to time.

         1.3 Confidential Information. "Confidential Information" means information that constitutes a trade secret under the Uniform Trade Secrets Act or that otherwise is not generally known to the public and that is developed, owned or obtained by the Company, including, without limitation, information developed by Consultant in the course of performing service to the Company, the Company's technical information, marketing and financial information, customer and prospective customer information, sales information and product and production information.

         1.4 Person. "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including, without limitation, a government or political subdivision or an agency or instrumentality of a government or political subdivision.

         1.5 Restricted Territory. "Restricted Territory" means:

                  (a) the geographic area within a 100 mile radius of the Company's brewery in Frederick, Maryland;

                  (b) the geographic area within a 100 mile radius of Crooked River's brewery in Cleveland, Ohio; and

                  (c) the geographic area within a 100 mile radius of Royal's operations in Cincinnati, Ohio.

         1.6 Work Product. "Work Product" means any and all promotional and advertising materials, catalogs, brochures, plans, customer lists, supplier lists, manuals, handbooks, equipment and parts lists, dealer and distributor lists, inventions, discoveries, improvements, trade secrets, secret processes and any technology, know-how or intellectual property made or developed or conceived of by Consultant, in whole or in part, alone or with others, which results from any work she may do for, or at the request of, the Company or which relates to the business, operations, activities, research, investigations or obligations of the Company.

         Section 2. Retention, Services and Compensation.

         2.1 Term. The Consultant shall provide the Consulting Services (as defined in Section 2.2) to the Company for a term of six months beginning on the Effective Date of this Agreement, unless sooner terminated pursuant to the provisions of this Agreement (the "Term").

         2.2. Consulting Services

                  (a) Consulting Services. The Company retains Consultant to furnish the Company with consulting services ("Consulting Services") as designated by (i) the Chief Executive Officer of the Company or (ii) any other Person designated by the board of directors of the Company. Consultant shall perform all Consulting Services on behalf of the Company in a timely, diligent and professional manner in accordance with the highest commercial industry standards.

                  (b) Schedule and Location. Consultant will perform the Consulting Services on a full-time basis. The Consultant shall render the Consulting Services during the Term in accordance with such policies as the Company may establish. The Consultant shall provide the Consulting Services in Frederick, Maryland and may travel to such other places in the United States and elsewhere as the Chief Executive Officer or the Board of Directors of the Company so directs from time to time as needed.

                  (c) Exclusivity. Without limiting the generality of the foregoing, during the Term, the Consultant shall not, without the prior written approval of the Board of

Directors of the Company, render services of a business, professional or commercial nature for compensation or otherwise to any Person if the rendering of such services would interfere with the Consultant performing the Consulting Services hereunder.

                  (d) Documentation. In connection with the provision of Consulting Services, Consultant shall provide to the Company, upon the Company's request: (i) any and all information, documents and other materials relating to the Consulting Services; and (ii) oral or written reports regarding the progress of the Consulting Services rendered.

                  (e) No Use of Others' Rights. Consultant represents and warrants that Consultant can perform the Consulting Services, independent of any confidential and proprietary information owned by a third party, including, without limitation, patents, copyrights, trademarks, trade secrets, service marks, trade names, slogans, logos, copyrights, designs, sketches, ideas, persona, images (e.g., photographs, computerized graphics, etc.) and/or publicity rights.

         2.3 Consulting Fee; Expense Reimbursement. During the Term, the Company shall pay Consultant an aggregate amount of $63,000, in regular installments in accordance with the Company's employee payroll policies in effect from time to time. The Company shall reimburse Consultant for his reasonable direct out-of-pocket expenses incurred in performing the Consulting Services; provided that, the Company has approved such expenses in writing in advance. Except as provided in this Section 2.3, the Consultant shall not be entitled to receive any benefits, or other amounts provided to employees of the Company.

         2.4 Independent Contractor.

                  (a) Consultant is and will at all times be and remain an independent contractor. Consultant is free to exercise Consultant's own judgment as to the manner and method of providing the Consulting Services to the Company, subject to applicable law and requirements reasonably imposed by the Company.

                  (b) Consultant acknowledges and agrees that Consultant will not be treated as an employee for purposes of federal, state and/or local income tax withholding, and unless otherwise specifically provided by law, for purposes of the Federal Insurance Contributions Act, the Social Security Act, the Federal Unemployment Tax Act, or any Workers Compensation law of any state, and for purposes of benefits provided to employees of the Company under any employee benefit plan.

                  (c) Consultant acknowledges and agrees that as an independent contractor, Consultant is required to pay any applicable taxes on the fees paid to Consultant. Consultant shall indemnify, hold harmless and defend the Company for all tax and other liabilities (including, without limitation, reasonable attorneys' fees) arising out of or relating to Consultant's failure to report and pay all employment income taxes or other taxes due on taxable amounts paid to or on behalf of Consultant by the Company.

         Section 3. Non-Competition.

         3.1 Trade Secrets and Confidential Information. Consultant acknowledges and agrees that any Confidential Information gained by Consultant while providing Consulting Services hereunder or during his prior employment with the Company has been developed by the Company through substantial expenditures of time and money and constitutes valuable and unique property of the Company. Consultant further understands and agrees that the foregoing makes it necessary for the protection of the Company's Business that Consultant not compete with the Company during the Term and not compete with the Company for a reasonable period after the Term, as further provided in the following sections.

         3.2 Non-Competition During Employment. During the Term, Consultant shall not and shall cause each of his Affiliates not to, in any of the United States of America, Puerto Rico, the Virgin Islands, Canada or any other country in the world:

                  (a) enter into or engage in any business that competes with the Company's Business;

                  (b) solicit, divert, entice or otherwise take away any wholesale customers, former wholesale customers, active prospects, business, patronage or orders of the Company or attempt to do so; or

                  (c) promote or assist, financially or otherwise, any Person, engaged in any business that competes with the Company's Business.

         3.3 Non-Competition After Employment. For a period of two years following the termination of this Agreement or expiration of the Term of this Agreement, Consultant shall not and shall cause each of his Affiliates not to:

                  (a) enter into or engage in any business that competes with the Company's Business within the Restricted Territory;

                  (b) solicit, divert, entice or otherwise take away any wholesale customers, former wholesale customers, active prospects, business, patronage or orders of the Company within the Restricted Territory or attempt to do so; or

                  (c) promote or assist, financially or otherwise, any Person engaged in any business that competes with the Company's Business within the Restricted Territory.

         3.4 Tolling of Covenants. If it is judicially determined that Consultant has violated any of his obligations under Section 3.3, then the period applicable to each obligation that Consultant has been determined to have violated automatically will be extended by a period of time equal in length to the period during which such violation(s) occurred.

         3.5 Non-solicitation. Consultant shall not, and shall cause each of his Affiliates not to, directly or indirectly, at any time solicit, induce or attempt to solicit or induce any employee, representative or agent of the Company to terminate his or its employment, representation or other association with the Company.

         3.6 Non-Competition - Direct or Indirect. Consultant will be in violation of Sections 3.2, 3.3 and 3.5 if she engages in any or all of the activities set forth in those sections directly as an individual on his own account, or indirectly for any other Person and whether as partner, joint venturer, employee, agent, salesperson, consultant, officer or director of any Person or as an equity holder of any Person in which Consultant or Consultant's spouse, child or parent owns, directly or indirectly, any of the outstanding equity interests.

         Section 4. Development of Inventions, Improvements or Know-How.

                  (a) Disclosure Obligation. Consultant and his heirs, assigns and representatives shall disclose fully and promptly to the Company any and all Work Product, including, without limitation, any and all facts known to him or them reflecting such Work Product, such as any and all test data, findings, designs, formulas and processes.

                  (b) Assignment. All Work Product is deemed a "work for hire" in accordance with the U.S. Copyright Act and is owned exclusively by the Company. If, and to the extent, any of the Work Product is not considered a "work for hire," Consultant shall, without further compensation, assign to the Company and does hereby assign to the Company, Consultant's entire right, title and interest in and to all Work Product. At the Company's expense and at the Company's request, Consultant shall provide reasonable assistance and cooperation, including, without limitation, the execution of documents in order to obtain, enforce and/or maintain the Company's proprietary rights in the Work Product throughout the world. Consultant appoints the Company as its agent and grants the Company a power of attorney for the limited purpose of executing all such documents.

                  (c) Publication. Consultant shall not publish or submit for publication, or otherwise disclose to any Person other than the Company, any data or results from the Consulting Services on behalf of the Company without the prior written consent of the Company.

         Section 5. Non-Disclosure. The Consultant shall keep in strict confidence, and shall not, directly or indirectly, at any time, during or after the Term, disclose, furnish, disseminate, make available or, except in the course of performing the Consulting Services under this Agreement, use any Confidential Information, without limitation as to when or how the Consultant may have acquired such information. The Consultant specifically acknowledges that: (a) the Confidential Information, whether reduced to writing, maintained on any form of electronic media, or maintained in the mind or memory of the Consultant and whether compiled by the Company or the Consultant derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use;
(b) reasonable efforts have been put forth by the Company to maintain the secrecy of such information; (c) such information is and will remain the sole property of the Company; and (d) any retention and use of the Confidential Information during or after the Term will constitute a misappropriation of the Company's trade secrets.

         Section 6. Termination.

         6.1 Right to Terminate.

                  (a) Death or Disability. This Agreement will terminate upon the Consultant's death or Disability. "Disability" means an illness or incapacity (mental or physical) of a character, nature, degree or effect that renders the Consultant incapable of performing substantially all of his duties to the Company under this Agreement for 60 consecutive days.

                  (b) Cause. The Company has the right to terminate this Agreement for cause effective immediately upon written notice to the Consultant. The term "cause" means Consultant's conviction of, or Consultant's entering of a guilty plea with respect to, a felony. Termination pursuant to this Section 6.1(b) shall not be in limitation of any other right or remedy the Company may have against the Consultant, and following termination pursuant to this Section 6.1(b), the Consultant shall remain liable to the Company for any damages caused by the foregoing.

                  (c) By Consultant. The Consultant has the right to terminate this Agreement at any time for any reason not specified in this Section 6.1 upon 45 days prior written notice to the Company.

         6.2 Rights and Obligations of Consultant Upon Termination or Expiration

                  (a) Payment Obligation. Upon the termination by the Company of this Agreement pursuant to Section 6.1(b), the Company will have no further obligation to the Consultant under this Agreement except to distribute to the Consultant compensation due pursuant to Section 2.3 up to the date of termination.

                  (b) Post-Term Benefits. Upon termination by the Company of this Agreement pursuant to Section 6.1(a) or termination by the Consultant of this Agreement pursuant to Section 6.1(c) or the expiration of the Term, the Company shall, subject to the terms of the Escrow Agreement (as defined below), deliver to the Consultant or, in the case of termination pursuant to Section 6.1(a), to the Consultant's executors, legal representatives or heirs (i) on the effective termination date or the effective expiration date, as the case may be, unless such date is prior to January 1, 2000, in which case, on January 4, 2000, a payment of $95,000 in cash and title to the Chevrolet Impala currently leased to the Company, (ii) six months after the effective termination date or the effective expiration date, as the case may be, unless such date is prior to January 1, 2001, in which case, on January 4, 2001, a payment of $50,000 in cash and (iii) for as long as SIBG owns greater than a majority of the shares of the Company, two cases of beer per month to the Consultant at the address set forth in Section 8.4. As a condition to receipt of each such payment or delivery (excluding the delivery required pursuant to clause (iii)), the Consultant (or a duly authorized representative of Consultant in the case of death or Disability) must execute a release in substantially the form of the release set forth in
Section 6.2(d) below. On the date hereof, the Company shall deposit $150,000 in cash in escrow pursuant to the terms of the Escrow Agreement attached hereto as Exhibit A (the "Escrow Agreement").

                  (c) Return or Destruction. Upon termination of this Agreement or expiration of the Term, Consultant shall not remove from the premises any property of the Company including, without limitation, any Confidential Information, and shall return promptly, in good condition, all property of the Company, including, without limitation, all tangible embodiments of the Confidential Information in the Consultant's possession, custody or control. If such items are not so returned, the Company will have the right to charge the Consultant for all reasonable damages, costs, attorneys' fees and other expenses incurred in searching for, taking and/or recovering such property.

                  (d) Release of Company by Consultant. Upon execution of this Agreement, Consultant, for himself and his dependents, successors, assigns, heirs, executors, administrators, legal representatives and affiliates (the "Consultant Group"), hereby releases and discharges forever, irrevocably and unconditionally, the Company, as well as its successors, assigns, subsidiaries and affiliates and their respective officers, directors, agents, employees, consultants, counsel and shareholders and any of its employee benefit plans (as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended) (collectively, the "Company's Released Parties") from, against and with respect to any and all claims, actions, causes of action, suits, proceedings, losses, damages, rights or demands of every kind and nature whatsoever, whether at law or in equity, whether known or unknown, foreseen or unforseen, matured or unmatured, absolute or contingent, determined or determinable (collectively, "Claims"), which the Consultant Group has, ever has had, or may hereafter have, against the Company's Released Parties, or any of them individually, at any time on or prior to the date of this Agreement. This release includes, without limitation, (i) any and all tort claims, including, without limitation, claims of harassment and intentional or negligent infliction of emotional distress; (ii) any and all claims of discrimination on any basis, including, without limitation, race, color, national origin, religion, sex, age or disability arising under any federal, state, local, or foreign statute, ordinance, order or law, including the Age Discrimination in Employment Act;
(iii) any and all claims that the Company's Released Parties, jointly or severally, breached any contract, including, without limitation, any consulting agreement or employment agreement, or promise, express or implied, or any term or condition of this Agreement or the Consultant's prior employment with the Company, including, without limitation, any claim of the Consultant for any equity interest in the Company; and (iv) any other claims directly or indirectly related to the Consultant's employment with the Company or retention as a Consultant by the Company.

         Section 7. Indemnification. Set forth on Exhibit B is a list of all the personal guaranties, indemnification agreements and other obligations made by the Consultant in connection with (a) loans, surety bonds, licenses and permits issued to the Company and (b) other obligations of the Company (the "Indemnified Matters"). The Company shall indemnify, defend and hold the Consultant harmless from and against any and all damages, losses, judgments, fines, liabilities, claims, obligations, penalties, costs and expenses (including reasonable attorneys' fees) ("Damages") incurred by Consultant in connection with the Indemnified Matters; provided that, such Damages arise from or relate to events occurring after the Effective Date. Consultant acknowledges and agrees that any Damages incurred by Consultant in connection with the Indemnified Matters that arise from or relate to events occurring before the Effective Date are not subject to any indemnification by the Company and will remain the personal obligations of Consultant.

         Section 8. Miscellaneous.

         8.1 Amendment. This Agreement may be amended only by a writing executed by the parties to this Agreement.

         8.2 Entire Agreement. This Agreement and the other agreements referred to in this Agreement set forth the entire understanding of the parties regarding this subject matter and supersede all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written, between the parties regarding this subject matter, including, without limitation, the 1995 Agreement.

         8.3 Termination of 1995 Agreement. By execution of this Agreement, the 1995 Agreement is hereby terminated and is of no further force and effect. The parties acknowledge and agree that they have no further rights, interests, claims or obligations whatsoever arising out of, or relating to, the 1995 Agreement.

         8.4 Notices. All notices and other communications required or permitted under this Agreement will be in writing and will be deemed to have been duly given when delivered in person or when dispatched by electronic facsimile transfer (confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address specified below:

     If to the Company:

         Frederick Brewing Co.
         4607 Wedgewood Boulevard
         Frederick, Maryland 21703
         Telecopy No: (301) 694-2971
         Attn: C. David Snyder

                  with a copy to:

         Jones, Day, Reavis & Pogue
         North Point
         901 Lakeside Avenue
         Cleveland, Ohio 44114
         Attention: Patrick J. Leddy
         Telecopy No: (216) 579-0212

     If to the Consultant:

         Marjorie A. McGinnis
         125 W. 2nd Street
         Frederick, Maryland 21701

         8.5 Assignment. This Agreement is binding upon and inures to the benefit of the heirs, successors, representatives and assigns of each party, but no rights, obligations or liabilities of the Consultant under this Agreement will be assignable without the prior written consent of the Company.

         8.6 Governing Law. This Agreement will in all respects be governed by, and construed in accordance with, the laws of the State of Maryland.

         8.7 Severabiliy. Each section and subsection of this Agreement constitutes a separate and distinct provision of this Agreement. It is the intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applicable in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement is adjudicated to be invalid, ineffective or unenforceable, the remaining provisions will not be affected by such adjudication. The invalid, ineffective or unenforceable provision will, without further action by the parties, be automatically amended to effect the original purpose and intent of the invalid, ineffective or unenforceable provision; provided, however, that such amendment will apply only with respect to the operation of such provision in the particular jurisdiction with respect to which such adjudication is made.

         8.8 Waivers. None of the terms of this Agreement will be deemed to be waived or amended by either party unless such a waiver or amendment specifically references this Agreement and is in writing signed by an authorized representative of the party to be bound. Any such signed waiver will be effective only in the specific instance and for the specific purpose for which it was made or given.

         8.9 Headings. The headings in this Agreement are solely for convenience of reference and are not to be given any effect in the construction or interpretation of this Agreement.

         8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.

         8.11 Third Parties. Nothing expressed or implied in this Agreement is intended, or may be construed, to confer upon or give any Person other than the Company and the Consultant any rights or remedies under, or by reason of, this Agreement.

         8.12 Disclosure; Non-Disparagement. During the Term and for two years after such Term, the Consultant shall communicate the contents of this Agreement to any Person that she intends to be employed by, associated with, or a representative of, if such Person is engaged in a business that is competitive with the Company's Business. During and after the Term, neither Consultant nor any Affiliate controlled by Consultant shall publicly or privately disparage the Company, any employee, director or shareholder of the Company or the Company's Business or products.

         8.13 Remedies. Consultant acknowledges that his failure to comply with Sections 3, 4 and 5 of this Agreement will irreparably harm the Company's Business and that the Company will not have an adequate remedy at law in the event of such non-compliance. Therefore, Consultant acknowledges that the Company will be entitled to injunctive relief and/or specific performance without the posting of bond or other security, in addition to whatever other remedies it may have, at law or in equity, in any court of competent jurisdiction against any acts of non-compliance by Consultant under this Agreement.

         8.14 Survival of Certain Obligations. The obligations of the Company and the Consultant set forth in this Agreement that by their terms extend beyond or survive the termination or the expiration of the Term will not be affected or diminished in any way by the termination or the expiration of the Term.

         8.15 Officer Status. Notwithstanding anything in this Agreement to the contrary, the Consultant shall, effective as of the Effective Date, become a Vice President of the Company and shall retain such position and shall continue to be one of the holders of the Company's Maryland liquor license (the "State License") until notified by the Company. The Consultant acknowledges and agrees that she shall have no authority to act for or on behalf of the Company in such position except as expressly provided by the Board of Directors of the Company in writing. The Company agrees to indemnify the Consultant for any Damages suffered or incurred by the Consultant as a result of being one of the holders of the State License.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered by its duly authorized officer, and the Consultant has duly executed and delivered this Agreement, as of the Effective Date.


                                             CONSULTANT

                                             /s/ Marjorie A. McGinnis
                                             -----------------------------------
                                             Marjorie A. McGinnis



                                             FREDERICK BREWING CO.

                                             By: /s/ C. David Snyder
                                                 -------------------------------
                                                 Name: C. David Snyder
                                                 Title: Chairman and CEO

                                    EXHIBIT C
                                    ---------

                                 PAYMENT REQUEST
                                 ---------------

         Capitalized terms used herein shall have the meanings given to them in the Escrow Agreement (as defined below). The undersigned, pursuant to the Escrow Agreement, dated as of August 24, 1999 (the "Escrow Agreement"), hereby certifies that (i) a Reimbursement Amount has been determined pursuant to
Section 4.1(b) of the Escrow Agreement; (ii) a copy of either a Memorandum of Agreement or Valid Judgment relating to such Reimbursement Amount is attached hereto or no Objection Notice relating to such Reimbursement Amount was timely delivered by _____________________[insert date]; and (iii) the aggregate Reimbursement Amount is $__________.

         Pursuant to Section 4.2(a) of the Escrow Agreement, the undersigned hereby requests payment of the above-referenced Reimbursement Amount from the Escrow Fund held by Escrow Agent. Payment shall be made by wire transfer of immediately available funds to [specify the account information].



                                      FREDERICK BREWING CO.



                                      By:
                                          ---------------------------
                                          Name:
                                          Title:

                                    EXHIBIT D
                                    ---------

                               TERMINATION NOTICE
                               ------------------

         Capitalized terms used herein shall have the meanings given to them in the Escrow Agreement (as defined below). The undersigned, pursuant to the Escrow Agreement, dated as of August ___, 1999 (the "Escrow Agreement"), hereby certify that the [Brannon/McGinnis Transition Agreement] has expired or was terminated pursuant to Section 6.1(a) or 6.1(d) thereof on _________________[insert date].

         Pursuant to Section 4.2(b) of the Escrow Agreement, the undersigned hereby request that $________________ from the Escrow Fund be paid to [Brannon/McGinnis] by the Escrow Agent. Payment must be made by wire transfer of immediately available funds to [specify account information.]

                                      Very Truly Yours,


                                      FREDERICK BREWING CO.

                                      By:
                                         --------------------------
                                         Name:
                                         Title:


                                      -----------------------------
                                        [Insert Consultant's Name]

                                    EXHIBIT E
                                    ---------

                                 HOLDBACK NOTICE
                                 ---------------

         Capitalized terms used herein shall have the meanings given to them in the Escrow Agreement (as defined below). The undersigned, pursuant to the Escrow Agreement, dated as of August ___, 1999 (the "Escrow Agreement"), hereby certify that the Holdback Amount of $________ relating to [specify the nature of the Claim] has been determined not to be a Reimbursement Amount.

         Pursuant to Section 4.2(c) of the Escrow Agreement, the undersigned hereby request that such above-referenced amount from the Escrow Fund be paid to [Brannon/McGinnis] by the Escrow Agent. Payment must be made by wire transfer of immediately available funds to [specify account information.]



                                      Very Truly Yours,

                                      FREDERICK BREWING CO.

                                      By:
                                          -----------------------------
                                          Name:
                                          Title:


                                       -------------------------------
                                         [Insert Consultant's Name]

                                    EXHIBIT F
                                    ---------

                           ESCROW AGENT'S FEE SCHEDULE
                           ---------------------------

                             KEY TRUST COMPANY, N.A.
                                 AS ESCROW AGENT


Escrow Agent's Annual Administration Escrow Fee payable upon execution of the
Escrow Agreement and annually thereafter...............................$2,800.00

Additional Fees: An additional $75.00 per investment fee will be charged for directed investments, other than the Escrow Agent's Victory U.S. Government Obligation Money Market Fund.